Exhibit 10.2

Poly Building Office Room B2133 Lease Agreement

Parties in this Agreement

Landlord: Poly Building Limited

Legal Representative: Hou Qian

Address: No.14, DongZhiMen South St, DongCheng District, Beijing

Contact Number: 01065001188

Email: xsggb@polyhotel.com

Fax Number: 01065010268

Tenant: BioLingus Beijing

Legal Representative: Ko Sai Ying

Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, DongCheng District, Beijing

Phone Number: 01065084545

Email: stella.ye1019@163.com

Fax Number: 01065084084

It is agreed on February 2023 in Beijing by both parties to execute this agreement.

1. Lease address and usage

1.1. Landlord will lease an office to tenant located at Room B2133, 2nd Basement Floor, Poly Building Office, No.14, DongZhiMen South St, DongCheng District, Beijing. The office size is 22 sq metres.

1.2. Tenant’s use purpose is commercial operation.

2. Duration

2.1. The duration of this agreement is 2 years, effective on April 13, 2023 until April 12, 2025.

3. Rent and other fees

3.1. The monthly rental of B2133 is RMB1,749.52 (management fee included), plus VAT of RMB87.48(VAT tax rate 5%), total RMB1,837 between April 13, 2023 and April 12, 2024 and RMB1,742.86 (management fee included), plus VAT of RMB87.14 (VAT tax rate 5%), total RMB1,830 between April 13, 2024 and April 12, 2025. VAT rate may be adjusted in accordance with government policy.

3.2. Tenant can contact security department after moving in for carpark usage. The carpark fee shall follow the security department’s provision.

3.3. Landline, Fax Installation and Call Rate:

3.3.1 If tenant needs to apply a landline from landlord’s property management department, tenant needs to pay a one-off installation fee and landline rental fee. The fee of each main line is RMB800 and each party-line is RMB400. Tenant is required to apply from landlord if tenant wishes to install a fax line and pay a one-off installation fee of RMB800. Tenant is not allowed to install a fax line him/herself without approval.

3.3.2 Tenant should pay the landlord in total RMB300 for the local call landline fee and maintenance before the 25th day of each month. If the actual local call fee exceeds RMB400 in that month, tenant should bear the exceeded portion.

3.3.3. If tenant requires the monthly telephone billing statement, tenant needs to pay landlord an additional 5% of the actual call fee.

3.3.4. If tenant installs landline directly from telco, tenant needs to pay landlord the line rental of RMB85 per line per month.

3.3.5. Tenant is deemed breaching this agreement if tenant refuses to pay landlord the monthly international call invoice for whatever reasons. Landlord reserves the right to suspend tenant’s landline until tenant settles all outstanding telephone fees. If tenant has queries in relation to landlord’s billing amount (i.e. the billing amount from the telco), tenant should settle the international call fee first and pay the enquiry fee. Landlord will assist tenant to request the monthly telephone billing statement from telco.

3.4. Deposit

3.4.1. Within 3 days after signing this agreement, tenant should make a bond deposit to landlord which is equivalent to 3 months’ rental, total RMB5,490, to guarantee tenant commits and comply to all the clauses in this agreement. In the event the tenant fails to comply with this agreement after signing, and refuses to accept the landlord’s proposed start date of the rental office, landlord reserves the right to terminate this agreement, and the deposit will be fully transferred to landlord as breaching fee. Landlord is not obligated to return the deposit. The conversion of deposit into breaching fee will not affect landlord to claim for other breach of contract liabilities in accordance with the contract and legal provisions.

3.4.2. In the event the tenant violates any clauses in this agreement, or makes any misleading claims, landlord reserves the right to deduct part or all the deposit (including but not limited to late payment fee of rental fee). Within 7 days after the deduction from the deposit, at the request of landlord, tenant is required to deposit the deficit amount to fulfill the total deposit amount as stated in 3.4.1. Landlord reserves the right to terminate this agreement if tenant refuses to deposit the deficit amount.

3.4.3. There is no interest on the deposit during the time held by landlord.

3.4.4. During the lease term, if tenant terminates the lease, or declares bankrupt, or has any other reasons resulting in failing to complete the entire lease term, landlord reserves the right to withhold all the deposit to pay the remaining rent. In the event the deposit cannot cover the total loss of landlord, tenant is liable for the remaining loss.

3.4.5. Tenant should complete the registered address change within 30 days after the lease term ends. Landlord reserves the right to withhold the deposit if tenant fails to complete the change until the change is completed. If tenant has no other clause violation, landlord should return the deposit.

3.4.6. Upon the end of the lease term, if tenant has fully fulfilled all clauses in this agreement, in addition that the tenant has its registered address changed from the leased office address, landlord shall return the deposit to tenant. The currency returning to the tenant will be the same currency the tenant deposited.

4. Rent Payment

4.1 Tenant shall pay the rent and other fees monthly.

4.2. Currency: Tenant should settle the rent, deposit and other fees in RMB.

4.3. Payment schedule:

4.3.1. First month rent, utilities, and other fees should be prepaid 7 days before the effective date of this agreement, i.e. before 4pm on April 5, 2023.

4.3.2. Thereon, on the 25th day of each month before 4pm, tenant shall settle the rent of next month, utilities and sundries expenses including telephone fee incurred in the previous month. In the first month, the telephone fee shall be calculated as one full calendar month. The total amount of fees should be determined by the landlord’s payment notice.

5. Lease Extension

5.1. Tenant should provide a 3-month written notice before end of the lease if tenant wishes to extend the lease and parties should negotiate until reaching consensus. If tenant has not provided a written lease extension request 3 months prior to the end of the lease or if consensus is not reached after negotiation, landlord reserves the right to identify new tenants 3 months before the end of the lease. This agreement expires automatically at the end of the lease, no notice needs to be made.

5.2. Tenant should reinstate the premise to its original state, clean and without damage on time upon the end of this lease, which shall be signed and confirmed by both parties. If it is agreed by both parties, upon the written confirmation by landlord, tenant may not need to reinstate the premise to its original state and tenant can return the premise to landlord in “as-is” condition at the end of the lease. Landlord cannot seek compensation from tenant if it is agreed by both parties with landlord’s written confirmation.

5.3. If tenant fails to move out on the day of the end of the lease, landlord can charge tenant an overdue rent, 150% of the original daily rent multiply by the total number of days of delay. If tenant fails to move out more than 7 days after the end of the lease, it is deemed tenants voluntarily give up the title right of all properties remain in the leased office, and the title right of such properties will become the landlord. Landlord reserves the right to lock the entrance of the leased office, clear the leased office immediately, arrange the leased office to be available to lease, and identify new tenant. Tenant should bear the loss him/herself as a result of this arrangement, which tenant should also compensate landlord’s loss as a result of such failure.

6. Rights & Responsibilities

6.1. Upon the execution of this agreement, whereas tenant has made all the deposit, first time rent and all related expenses, landlord is deemed breaching this agreement if landlord cannot provide the leased office in accordance with the commencement date of the lease. Tenant reserves the right to ask the landlord to return the rent paid for the days delay until the termination of this agreement.

6.2. During the lease term of this agreement, landlord should provide a one month notice to the tenant if landlord wishes to early terminate this agreement as a result of landlord’s business plan change. Landlord should bear the cost of removal delivery to the tenant’s new office in Beijing. Other than the removal delivery cost, landlord is not responsible for anything else.

6.3. During the lease term of this agreement, unless agreed by tenant, landlord is deemed breaching this agreement if landlord increases the rent. Tenant reserves the right not to pay the exceeded portion.

6.4. Landlord is deemed breaching this agreement if landlord fails to provide air-conditioning, heat and lightning during regular office hours in accordance with the clauses in this agreement. Tenant reserves to right to request landlord to rectify such failure within 5 days after the request is made.

6.5. Tenant’s business activities should comply with the law of People Republic of China and regulations & rules to be implemented in the future of both landlord and corresponding government authorities in relation to the office building, including but not limited to the use of electric appliances, fire safety, safety regulations, keys management, visitors’ registration, renovation, repair and maintenance. Tenant’s business scope should fall under the business scope of his/her business registration. Tenant is deemed breaching this agreement if tenant violates the above or being penalised by the respective commercial bureau or police, landlord reserves the right to unilaterally terminate this agreement and seek compensation for the reputation damage and financial loss.

6.6. Tenant should not assign, sub-lease or share part or the entire leased office and should not change the purpose of usage; otherwise landlord reserves the right to unilaterally terminate this agreement.

6.7. Tenant should not conduct any renovation or modification unless tenant obtains written consent from landlord. Tenant should not mark, paint or drill hole in the leased office or the building, and should not exhibit any words, logo, advertisement, install any shelter or objects or drill holes inside and outside the leased office and the building. Tenant should not connect nor cut the electric circuit and should not place any canvas directly on the floor of the leased office and damage the leased area or the main building structure.

6.8. At the end of the lease, tenant shall return the leased office in “as-is” condition and maintain in proper condition(clean and intact). Tenant’s performance of the contract is deemed to be completed after both parties signed to confirm the room status. If the tenant failed to restore the leased office as required and scheduled by landlord, the landlord has the right to withhold tenant’s deposit until the tenant completes the restoration. Landlord also has the right to entrust a third party to perform restoration on behalf of tenant. All cost incurred ( including but not limited to construction fees, material fees, room occupation fees, late fee, etc.) shall be borne by the tenant, and the cost incurred in resuming construction will be deducted from the deposit.

6.9. Tenant shall allow landlord to install, use and maintain the tubes and wires inside the leased office. Tenant shall also allow landlord or his/her agent to enter the leased office to check the condition, install, repair, modify, enhance if deemed necessary of the tubes and wires after landlord has notified tenant (no notification is required in case of emergency).

6.10. Tenant should be responsible for all kinds of insurance for its own property. In the event tenant requests landlord to apply insurance on its behalf, landlord should assist tenant to apply for insurance from insurance company.

6.11. Tenant can display publication or advertisement within the leased office area after the approval by landlord. All publication and advertisement cannot promote office or hotel which are similar to the landlord’s core business. Publication or advertisement that fall outside of tenant’s business scope of his/her business registration are not allowed.

6.12. During the lease term, if landlord suffers reputation damage or actual loss as a result of tenant’s operation, landlord reserves the right to seek compensation from tenant on the loss.

6.13. During the lease term, tenant is responsible of its loss in the events which are caused by tenant’s renovation, modification or maintenance of the premise.

6.14. Landlord is responsible for the safety of the properties, equipment and personnel inside the premise unless it is caused by the renovation quality by tenant, improper use of equipment or tenant’s operation deficiency which lead to the damage of landlord’s facilities, third party or its related loss and tenant shall be responsible as a result.

7. Provision

7.1. In the event tenant breaches this agreement while landlord continues to accept the rent paid by tenant, it is not deemed as landlord surrender his/her right to litigate tenant. Any surrender of rights in accordance with this agreement made by landlord shall only be deemed effective in written notice. In the event landlord accepts any rent or other fees payment which is less than the actual amount, it shall not deem as landlord accepts a reduced rent or fee, meanwhile such acceptance shall not retard landlord to collect remaining amount from tenant and the rights to proceed any legal action in accordance with this agreement, unless mutually agreed by both parties.

7.2. When the landlord decides sell the leased office, tenant waives the right of first refusal.

8. Breach of this Agreement and Compensation

8.1. Tenant shall compensate landlord at full cost for any damage of the equipment and facilities provided by landlord to tenant. Tenant shall also compensate all related indirect cost.

8.2. Tenant is deemed breaching this agreement if tenant fails to pay the rent, deposit and other fee on time in accordance with this agreement and any other agreed supplemental clauses. Landlord reserves the right to charge late payment penalty during the overdue period. If the overdue period is less than 7 days, 1% late payment penalty per day is applied on the overdue amount; If the overdue is more than 7 days but less than 10 days, an additional 2% late payment penalty per day is applied on the overdue amount; If the overdue is more than 10 days, landlord reserves the right to seize the leased office and all properties remain in the leased office within 24 hours. If tenant fails to pay 2 days after the seizure, it is deemed as tenant voluntarily surrender all his/her rights in this agreement and the title right of all the properties remain in the leased office, which landlord reserves the right to terminate this agreement, clear the leased office, dispose all properties remain in the leased office, enter a new lease with others, and seek compensation from tenant. Tenant is responsible for his/her loss as a result of this clause.

8.3. Tenant’s business activities should comply with the law of People Republic of China and regulations & rules to be implemented in the future of both landlord and corresponding government authorities in relation to the office building, including but not limited to the use of electric appliances, fire safety, safety regulations, keys management, visitors’ registration, renovation, repair and maintenance. Tenant’s business scope should fall under the business scope of his/her business registration. Tenant is deemed breaching this agreement if tenant violates the above or being penalised by the respective commercial bureau or police, landlord reserves the right to unilaterally terminate this agreement and seek compensation for the reputation damage and financial loss of Poly Building.

8.4. Other the above, if tenant breaches the responsibilities in this agreement or any other agreed supplemental clause or provide any false or misleading claim in this agreement, tenant is deemed breaching this agreement. Landlord reserves the right to request tenant to provide remediation to rectify the breach in order to continue this agreement. If tenant fails to provide effective remediation within 3 days after tenant’s written request, tenant shall use all its deposit as the payment for breaching fee. In the event the breaching fee cannot cover landlord’s loss, tenant should be responsible for the remaining amount. Such loss includes but not limited to direct loss, indirect loss, legal fee, litigation / arbitration fee. Landlord reserves the right to unilaterally terminate this agreement under this condition, where such unilaterally termination does not affect the obligation of tenant to pay the remaining amount of the breaching fee as mentioned above.

8.5. In the event landlord cannot continue its operation as a result of force majeure or government action, this agreement is terminated automatically.

9. Damage

9.1. Landlord is not responsible for any loss if tenant requests and assigns landlord to get custodied / keep its property which the property is lost or damaged, whereas the loss or damage is not incurred by landlord. Tenant shall be liable for compensation for personal injury or property loss caused by tenant, staff or personnel related to tenant, to other tenants or personnel of the building, as well as for personal injury or property loss as a result of renovation or modification work. Tenant is also responsible for his/her staff’s intentional infringement. Damages caused by any hidden defects in the leased office shall be dealt with in accordance with respective law and regulations.

9.2. In the event there are fire or other accidents in the building or the leased office, or there are any damages to the facility and equipment provided in the leased office, tenant should notify landlord immediately, and has the responsibility to prevent such damage and loss being increased further.

9.3. Tenant undertakes the safety and compensation responsibility for the damage incurred and the subsequent consequence of such damage in the leased office.

10. Landlord’s authorised representative

10.1. Landlord authorises its office department as its authorised representative and the office department shall be responsible on daily management and service.

11. Notice

11.1. All notices should be in written. Any invoice, receipt, declaration, or notification if delivered by registered post, express post to the leased office (the corresponding address below) or to tenant’s business registration’s address, or by email to the address below, or by hand, is deemed to be delivered. Invoices, debit or credit notes, receipts between parties can be delivered to the respective finance department or designated finance personnel. Delivery is deemed to be delivered if the delivery is made to the contact below:

Landlord

Contact Address: Poly Building, No.14, DongZhiMen South St, DongCheng District, Beijing, China

Contact Number: 01065001188 – 5681

Email: xsggb@polyhotel.com

Tenant

Contact Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, DongCheng District, Beijing

Contact Number: 01065084545

Email: stella.ye1019@163.com

Attention: Ms Ye Hung

12. Effective of this Agreement and Others

12.1. All appendix in this agreement forms part of the entire agreement, including but not limited to tenant’s business registration and photocopies, valid proof of identity (Identity card) of office personnel’s photocopy.

12.2. Any amendments of this agreement shall be effective only with mutual consent in writing.

12.3. This agreement consists of 2 copies, with each copy maintained by each party. Both copies have the same legal enforceability.

12.4. This agreement becomes effective on the date upon the stamp and signatory of legal representative of both parties.

13. Landlord’s RMB bank account:

Company Name: Poly Building Limited

Address: No.14, DongZhiMen South St, DongCheng District, Beijing

Bank: China Citic Bank Beijing Branch

Account Number:

Bank Code:

14. Supplemental Clauses

14.1. This agreement is governed by the law of People Republic of China.

14.2. Any disputes of this agreement shall be submitted to the People’s Court of DongCheng District, Beijing.

14.3. If the leased office is being ordered to clear, empty, repossess or terminate the agreement by the respective government authority, this agreement shall be terminated immediately and parties are not liable for the breach of this agreement.

Upon the end of the lease, tenant should move out from and return the leased office to landlord on the date requested by landlord. Tenant shall be responsible to clear the leased office. If tenant fails to empty and return the leased office on time, tenant shall pay 150% of the prorated daily rent per day as penalty. If tenant fails to return the leased office 7 days after the requested date, it is deemed tenant surrenders the title right of all properties remain in the leased office and the title right will be owned by landlord. Landlord reserves the right to clear and empty the leased office, and all related loss shall be bear by tenant.

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Landlord: Poly Building Limited Address: No.14, DongZhiMen South St, DongCheng District, Beijing	Tenant: BioLingus Beijing Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, DongCheng District, Beijing

Poly Building Office Room1068/1070/1072 Lease Agreement

Parties in this Agreement

Landlord: Poly Building Limited

Legal Representative: Hou Qian

Address: No.14, DongZhiMen South St, DongCheng District, Beijing

Contact Number: 01065001188

Email: xsggb@polyhotel.com

Fax Number: 01065010268

Tenant: BioLingus Beijing

Legal Representative: Ko Sai Ying

Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, DongCheng District, Beijing

Phone Number: 01065084545

Email: stella.ye1019@163.com

Fax Number: 01065084084

It is agreed on March 2023 by both parties to execute this agreement.

1. Lease address and usage

1.1. Landlord will lease an office to tenant located at room 1068/1070/1072, 10th floor, Poly Building, No. 14, DongZhiMen South St., DongCheng District, Beijing. The office size is 131 sq metres

1.2. Tenant’s use purpose is commercial operation.

2. Duration

2.1. The agreement is effective from April 1, 2023 until March 31, 2025.

3. Rent and other fees

3.1. The monthly rent of Room 1068/1070/1072, is RMB49,468.57 (management fee included), plus VAT of RMB2,473.43 (VAT tax rate 5%), total RMB51,942.00 between April 1, 2023 and March 31, 2024 and RMB49,333.33 (management fee included), plus VAT of RMB2,466.67 (VAT tax rate 5%), total RMB51,800.00 between April 1, 2024 and March 31, 2025. VAT rate may be adjusted in accordance with government policy.

3.2. Utilities (including water, electricity, air-conditioning, etc) will be charged RMB24 per sq metre per month, total RMB2966.04, plus VAT RMB177.96 (VAT tax rate 6%), total RMB3144.00. VAT rate may be adjusted in accordance with government policy.

3.3. Tenant can contact security department after moving in for carpark usage. The carpark fee shall follow the security department’s provision.

3.4. Landline, Fax Installation and Call Rate:

3.4.1 If tenant needs to apply a landline from landlord’s property management department, tenant needs to pay a one-off installation fee and landline rental fee. The fee of each main line is RMB800 and each party-line is RMB400. Tenant is required to apply from landlord if tenant wishes to install a fax line and pay a one-off installation fee of RMB800. Tenant is not allowed to install a fax line him/herself without approval.

3.4.2 Tenant should pay the landlord in total RMB300 for the local call landline fee and maintenance before the 25th day of each month. If the actual local call fee exceeds RMB400 in that month, tenant should bear the exceeded portion.

3.4.3. If tenant requires the monthly telephone billing statement, tenant needs to pay landlord an additional 5% of the actual call fee.

3.4.4. If tenant installs landline directly from telco, tenant needs to pay landlord the line rental of RMB85 per line per month.

3.4.5. Tenant is deemed breaching this agreement if tenant refuses to pay landlord the monthly international call invoice for whatever reasons. Landlord reserves the right to suspend tenant’s landline until tenant settles all outstanding telephone fees. If tenant has queries in relation to landlord’s billing amount (i.e. the billing amount from the telco), tenant should settle the international call fee first and pay the enquiry fee. Landlord will assist tenant to request the monthly telephone billing statement from telco.

3.5 Deposit (Bond)

3.5.1. Within 3 days after signing this agreement, tenant should make a bond deposit to landlord which is equivalent to 3 months’ rental, total RMB155826.00, to guarantee tenant commits and comply to all the clauses in this agreement. In the event the tenant fails to comply with this agreement after signing, and refuses to accept the landlord’s proposed start date of the rental office, landlord reserves the right to terminate this agreement, and the deposit will be fully transferred to landlord as breaching fee. Landlord is not obligated to return the deposit. The conversion of deposit into breaching fee will not affect landlord to claim for other breach of contract liabilities in accordance with the contract and legal provisions.

3.5.2. In the event the tenant violates any clauses in this agreement, or makes any misleading claims, landlord reserves the right to deduct part or all the deposit (including but not limited to late payment fee of rental fee). Within 7 days after the deduction from the deposit, at the request of landlord, tenant is required to deposit the deficit amount to fulfill the total deposit amount as stated in 3.5.1. Landlord reserves the right to terminate this agreement if tenant refuses to deposit the deficit amount.

3.5.3. There is no interest on the deposit during the time held by landlord.

3.5.4. During the lease term, if tenant terminates the lease, or declares bankrupt, or has any other reasons resulting in failing to complete the entire lease term, landlord reserves the right to withhold all the deposit to pay the remaining rent. In the event the deposit cannot cover the total loss of landlord, tenant is liable for the remaining loss.

3.5.5. Tenant should complete the registered address change within 30 days after the lease term ends. Landlord reserves the right to withhold the deposit if tenant fails to complete the change until the change is completed. If tenant has no other clause violation, landlord should return the deposit

3.5.6. Upon the end of the lease term, if tenant has fully fulfilled all clauses in this agreement, in addition that the tenant has its registered address changed from the leased office address, landlord shall return the deposit to tenant. The currency returning to the tenant will be the same currency the tenant deposited.

4. Rent Payment

4.1 Tenant shall pay the rent, utilities and other fees monthly.

4.2. Currency: Tenant should settle the rent, deposit and other fees in RMB

4.3. Payment schedule:

4.3.1. First month rent, utilities, and other fees should be prepaid 7 days before the effective date of this agreement, i.e. before 4pm of March 24, 2023.

4.3.2. Thereon, on the 25th day of each month before 4pm, tenant shall settle the rent of next month, utilities and sundries expenses including telephone fee incurred in the previous month. In the first month, the telephone fee shall be calculated as one full calendar month. The total amount of fees should be determined by the landlord’s payment notice.

5. Lease Extension

5.1. Tenant should provide a 3-month written notice before end of the lease if tenant wishes to extend the lease and parties should negotiate until reaching consensus. If tenant has not provided a written lease extension request 3 months prior to the end of the lease or if consensus is not reached after negotiation, landlord reserves the right to identify new tenants 3 months before the end of the lease. This agreement expires automatically at the end of the lease, no notice needs to be made.

5.2. Tenant should reinstate the premise to its original state, clean and without damage on time upon the end of this lease, which shall be signed and confirmed by both parties. If it is agreed by both parties, upon the written confirmation by landlord, tenant may not need to reinstate the premise to its original state and tenant can return the premise to landlord in “as-is” condition at the end of the lease. Landlord cannot seek compensation from tenant if it is agreed by both parties with landlord’s written confirmation.

5.3. If tenant fails to move out on the day of the end of the lease, landlord can charge tenant an overdue rent, 150% of the original daily rent multiply by the total number of days of delay. If tenant fails to move out more than 7 days after the end of the lease, it is deemed tenants voluntarily give up the title right of all properties remain in the leased office, and the title right of such properties will become the landlord. Landlord reserves the right to lock the entrance of the leased office, clear the leased office immediately, arrange the leased office to be available to lease, and identify new tenant. Tenant should bear the loss him/herself as a result of this arrangement, which tenant should also compensate landlord’s loss as a result of such failure.

6. Rights & Responsibilities

6.1. Upon the execution of this agreement, whereas tenant has made all the deposit, first time rent and all related expenses, landlord is deemed breaching this agreement if landlord cannot provide the leased office in accordance with the commencement date of the lease. Tenant reserves the right to ask the landlord to return the rent paid for the days delay until the termination of this agreement.

6.2. During the lease term of this agreement, landlord should provide a one month notice to the tenant if landlord wishes to early terminate this agreement as a result of landlord’s business plan change. Landlord should bear the cost of removal delivery to the tenant’s new office in Beijing. Other than the removal delivery cost, landlord is not responsible for anything else.

6.3. During the lease term of this agreement, unless agreed by tenant, landlord is deemed breaching this agreement if landlord increases the rent. Tenant reserves the right not to pay the exceeded portion.

6.4. Landlord is deemed breaching this agreement if landlord fails to provide air-conditioning, heat and lightning during regular office hours in accordance with the clauses in this agreement. Tenant reserves to right to request landlord to rectify such failure within 5 days after the request is made.

6.5. Tenant’s business activities should comply with the law of People Republic of China and regulations & rules to be implemented in the future of both landlord and corresponding government authorities in relation to the office building, including but not limited to the use of electric appliances, fire safety, safety regulations, keys management, visitors’ registration, renovation, repair and maintenance. Tenant’s business scope should fall under the business scope of his/her business registration. Tenant is deemed breaching this agreement if tenant violates the above or being penalised by the respective commercial bureau or police, landlord reserves the right to unilaterally terminate this agreement and seek compensation for the reputation damage and financial loss of Poly Building.

6.6. Tenant should not assign, sub-lease or share part or the entire leased office and should not change the purpose of usage; otherwise landlord reserves the right to unilaterally terminate this agreement.

6.7. Tenant should not conduct any renovation or modification unless tenant obtains written consent from landlord. Tenant should not mark, paint or drill hole in the leased office or the building, and should not exhibit any words, logo, advertisement, install any shelter or objects or drill holes inside and outside the leased office and the building. Tenant should not connect nor cut the electric circuit , place any canvas directly on the floor of the leased office and damage the leased area or the main building structure.

6.8. At the end of the lease, tenant shall return the leased office in “as-is” condition and maintain in proper condition (clean and intact). Tenant’s performance of the contract is deemed to be completed after both parties signed to confirm the room status. If the tenant failed to restore the leased office as required and scheduled by landlord, the landlord has the right to withhold tenant’s deposit until the tenant completes the restoration. Landlord also has the right to entrust a third party to perform restoration on behalf of tenant. All cost incurred ( including but not limited to construction fees, material fees, room occupation fees, late fee, etc.) shall be borne by the tenant, and the cost incurred in resuming construction will be deducted from the deposit.

6.9. Tenant shall allow landlord to install, use and maintain the tubes and wires inside the leased office. Tenant shall also allow landlord or his/her agent to enter the leased office to check the condition, install, repair, modify, enhance if deemed necessary of the tubes and wires after landlord has notified tenant (no notification is required in case of emergency).

6.10. Tenant should be responsible for all kinds of insurance for its own property. In the event tenant requests landlord to apply insurance on its behalf, landlord should assist tenant to apply for insurance from insurance company.

6.11. Tenant can display publication or advertisement within the leased office area after the approval by landlord. All publication and advertisement cannot promote office or hotel which are similar to the landlord’s core business. Publication or advertisement that fall outside of tenant’s business scope of his/her business registration are not allowed.

6.12. During the lease term, if landlord suffers reputation damage or actual loss as a result of tenant’s operation, landlord reserves the right to seek compensation from tenant on the loss.

6.13. During the lease term, tenant is responsible of its loss in the events which are caused by tenant’s renovation, modification or maintenance of the premise.

6.14. Landlord is responsible for the safety of the properties, equipment and personnel inside the premise unless it is caused by the renovation quality by tenant, improper use of equipment or tenant’s operation deficiency which lead to the damage of landlord’s facilities, third party or its related loss and tenant shall be responsible as a result.

7. Provision

7.1. In the event tenant breaches this agreement while landlord continues to accept the rent paid by tenant, it is not deemed as landlord surrender his/her right to litigate tenant. Any surrender of rights in accordance with this agreement made by landlord shall only be deemed effective in written notice. In the event landlord accepts any rent or other fees payment which is less than the actual amount, it shall not deem as landlord accepts a reduced rent or fee, meanwhile such acceptance shall not retard landlord to collect remaining amount from tenant and the rights to proceed any legal action in accordance with this agreement, unless mutually agreed by both parties.

7.2. When the landlord decides sell the leased office, tenant waives the right of first refusal.

8. Breach of this Agreement and Compensation

8.1. Tenant shall compensate landlord at full cost for any damage of the equipment and facilities provided by landlord to tenant. Tenant shall also compensate all related indirect cost.

8.2. Tenant is deemed breaching this agreement if tenant fails to pay the rent, deposit and other fee on time in accordance with this agreement and any other agreed supplemental clauses. Landlord reserves the right to charge late payment penalty during the overdue period. If the overdue period is less than 7 days, 1% late payment penalty per day is applied on the overdue amount; If the overdue is more than 7 days but less than 10 days, an additional 2% late payment penalty per day is applied on the overdue amount; If the overdue is more than 10 days, landlord reserves the right to seize the leased office and all properties remain in the leased office within 24 hours. If tenant fails to pay 2 days after the seizure, it is deemed as tenant voluntarily surrender all his/her rights in this agreement and the title right of all the properties remain in the leased office, which landlord reserves the right to terminate this agreement, clear the leased office, dispose all properties remain in the leased office, enter a new lease with others, and seek compensation from tenant. Tenant is responsible for his/her loss as a result of this clause.

8.3. Tenant’s business activities should comply with the law of People Republic of China and regulations & rules to be implemented in the future of both landlord and corresponding government authorities in relation to the office building, including but not limited to the use of electric appliances, fire safety, safety regulations, keys management, visitors’ registration, renovation, repair and maintenance. Tenant’s business scope should fall under the business scope of his/her business registration. Tenant is deemed breaching this agreement if tenant violates the above or being penalised by the respective commercial bureau or police, landlord reserves the right to unilaterally terminate this agreement and seek compensation for the reputation damage and financial loss of Poly Building.

8.4. Other the above, if tenant breaches the responsibilities in this agreement or any other agreed supplemental clause or provide any false or misleading claim in this agreement, tenant is deemed breaching this agreement. Landlord reserves the right to request tenant to provide remediation to rectify the breach in order to continue this agreement. If tenant fails to provide effective remediation within 3 days after tenant’s written request, tenant shall use all its deposit as the payment for breaching fee. In the event the breaching fee cannot cover landlord’s loss, tenant should be responsible for the remaining amount. Such loss includes but not limited to direct loss, indirect loss, legal fee, litigation / arbitration fee. Landlord reserves the right to unilaterally terminate this agreement under this condition, where such unilaterally termination does not affect the obligation of tenant to pay the remaining amount of the breaching fee as mentioned above.

8.5. In the event landlord cannot continue its operation as a result of force majeure or government action, this agreement is terminated automatically.

9. Damage

9.1. Landlord is not responsible for any loss if tenant requests and assigns landlord to get custodied / keep its property which the property is lost or damaged, whereas the loss or damage is not incurred by landlord. Tenant shall be liable for compensation for personal injury or property loss caused by tenant, staff or personnel related to tenant, to other tenants or personnel of the building, as well as for personal injury or property loss as a result of renovation or modification work. Tenant is also responsible for his/her staff’s intentional infringement. Damages caused by any hidden defects in the leased office shall be dealt with in accordance with respective law and regulations.

9.2. In the event there are fire or other accidents in the building or the leased office, or there are any damages to the facility and equipment provided in the leased office, tenant should notify landlord immediately, and has the responsibility to prevent such damage and loss being increased further.

9.3. Tenant undertakes the safety and compensation responsibility for the damage incurred and the subsequent consequence of such damage in the leased office.

10. Landlord’s authorised representative

10.1. Landlord authorises its office department as its authorised representative and the office department shall be responsible on daily management and service.

11. Notice

11.1. All notices should be in written. Any invoice, receipt, declaration, or notification if delivered by registered post, express post to the leased office (the corresponding address below) or to tenant’s business registration’s address, or by email to the address below, or by hand, is deemed to be delivered. Invoices, debit or credit notes, receipts between parties can be delivered to the respective finance department or designated finance personnel. Delivery is deemed to be delivered if the delivery is made to the contact below:

Landlord

Contact Address: Poly Building, No.14, DongZhiMen South St, DongCheng District, Beijing, China

Contact Number: 01065001188 – 5681

Email: xsggb@polyhotel.com

Tenant

Contact Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, DongCheng District, Beijing

Contact Number: 01065084545

Email: stella.ye1019@163.com

Attention: Ms Ye Hung

12. Effective of this Agreement and Others

12.1. All appendix in this agreement forms part of the entire agreement, including but not limited to tenant’s business registration and photocopies, valid proof of identity (Identity card) of office personnel’s photocopy.

12.2. Any amendments of this agreement shall be effective only with mutual consent in writing.

12.3. This agreement consists of 2 copies, with each copy maintained by each party. Both copies have the same legal enforceability.

12.4. This agreement becomes effective on the date upon the stamp and signatory of legal representative of both parties.

13. Landlord’s RMB bank account:

Company Name: Poly Building Limited

Address: No.14, DongZhiMen South St, DongCheng District, Beijing

Bank: China Citic Bank Beijing Branch

Account Number:

Bank Code:

14. Supplemental Clauses

14.1. This agreement is governed by the law of People Republic of China.

14.2. Any disputes of this agreement shall be submitted to the People’s Court of DongCheng District, Beijing.

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Landlord: Poly Building Limited Address: No.14, DongZhiMen South St, DongCheng District, Beijing	Tenant: BioLingus Beijing Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, DongCheng District, Beijing